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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 13, 2003


                      NEW CENTURY MORTGAGE SECURITIES, INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of June 1, 2003, providing for
                    the issuance of Asset Backed Pass-Through
                          Certificates, Series 2003-3)


                      New Century Mortgage Securities, Inc.
                      -------------------------------------

             (Exact name of registrant as specified in its charter)
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       Delaware                      333-104454              33-0852169
       --------                      ----------              ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

18400 Von Karman, Suite 1000
Irvine, California                                            92612
------------------                                            -----
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243
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                                       -2-


Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

         New Century Mortgage Securities, Inc. (the "Registrant") plans a series of certificates, entitled New Century Home Equity Loan Trust 2003-3, Asset-Backed Certificates, Series 2003-3 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as June 1, 2003, among the Registrant as depositor, New Century Mortgage Corporation as master servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2003-3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Morgan Stanley & Co. Incorporated (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.





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                                       -3-

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:


         Exhibit No.                        Description
         -----------                        -----------

         99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Morgan Stanley & Co. Incorporated to certain prospective purchasers of New Century Home Equity Loan Trust, Series 2003-3, Asset Backed
                                            Pass-Through Certificates.










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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2003

                                            NEW CENTURY MORTGAGE SECURITIES INC.

                                            By: /s/ Patrick Flanagan
                                                --------------------------------
                                            Name:   Patrick Flanangan
                                            Title:  President













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
                                                 Index to Exhibits




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        99.5          Collateral Term Sheets (as defined in Item 5) that have
                      been provided by Morgan Stanley & Co. Incorporated to
                      certain prospective purchasers of New Century Home Equity
                      Loan Trust, Series 2003-3, Asset Backed Pass- Through
                      Certificates.














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                                  EXHIBIT 99.5

                                [FILED BY PAPER]